UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 4, 2008
______________

Date of Report (Date of earliest event reported)
______________

iBASIS, INC.
______________

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-27127	04-3332534
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
20 Second Avenue, Burlington, MA 01803
(Address of Principal Executive Offices) (Zip Code)

(781) 505-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On Monday, February 4, 2008, iBasis, Inc. (the "Registrant") issued a press release regarding financial results for the fourth quarter ended December 31, 2007. A copy of this press release is being furnished herewith as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 4, 2008 (Furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 4, 2008	iBasis, Inc.

		By:	/s/ Mark S. Flynn
Chief Legal Officer and
Corporate Secretary